UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2021

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street, 27th Floor, New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into Material Definitive Agreement

Amendment No. 2 to Second Amended and Restated Note Purchase Agreement

On May 19, 2021, theMaven, Inc. (“Maven”) entered into Amendment No. 2 to Second Amended and Restated Note Purchase Agreement (“Amendment No. 2”) with Maven Coalition, Inc., TheStreet, Inc., Maven Media Brands, LLC, BRF Finance Co., LLC, an accredited investor, in its capacity as agent for the purchasers from time to time party thereto (“Agent”), and as purchaser (in such capacity, the “Purchaser”), which further amended the Second Amended and Restated Note Purchase Agreement, dated March 24, 2020, as amended (and as further amended, restated, supplemented, or otherwise modified from time to time, the “Note Purchase Agreement”). The Note Purchase Agreement amended and restated the Amended and Restated Note Purchase Agreement, dated as of June 14, 2019, as amended (the “Original A&R NPA”), pursuant to which Maven issued a 15% delayed draw term note (the “Delayed Draw Term Note”). Pursuant to Amendment No. 2, (i) the interest rate on the Existing Notes (as defined in the Original A&R NPA) decreased from a rate of 12% per annum to a rate of 10% per annum; (ii) the interest rate on the Delayed Draw Term Note decreased from a rate of 15% per annum to a rate of 10% per annum; and (iii) Maven agreed that within one (1) business day after receipt of cash proceeds from any issuance of equity interests, it will prepay the Obligations (as defined in the Original A&R NPA) in an amount equal to such cash proceeds, net of underwriting discounts and commissions; provided, that, this mandatory prepayment obligation does not apply to any proceeds that Maven received from (A) the sale of shares of Series K Convertible Preferred Stock during the 90-day period commencing on October 23, 2020 or (B) shares of Maven common stock, par value $0.01 per share (the “Common Stock”) issued pursuant to the Purchase Agreement (as defined below) during the 90-day period commencing on May 20, 2021.

The foregoing is only a brief description of the respective material terms of Amendment No. 2 and is qualified in its entirety by reference to Amendment No. 2 that is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference herein.

Securities Purchase Agreement

On May 20 and 25, 2021, Maven entered into securities purchase agreements (collectively, the “Securities Purchase Agreement”) with several accredited investors signatories thereto (collectively, the “Purchasers”), pursuant to which Maven sold an aggregate of 21,445,718 shares of Common Stock, at a per share price of $0.70 (the “Purchase Price”) for aggregate gross proceeds of approximately $14.71 million (the “Private Placement”). Maven intends to use the proceeds for general corporate purposes.

The Securities Purchase Agreement contains customary representations and warranties and agreements of Maven and the Purchasers and customary indemnification rights and obligations of the parties. Pursuant to the Securities Purchase Agreement, Maven agreed to reimburse B. Riley Securities, Inc., the non-accountable sum of $100,000 for its legal fees and expenses.

Additionally, Maven and the Purchasers entered into registration rights agreements (collectively, the “Registration Rights Agreement”), pursuant to which Maven agreed to register the shares of Common Stock issued to the Purchasers in the Private Placement. Maven has committed to file the registration statement on the earlier of (i) in the event Maven does not obtain a waiver from the holders of the shares of Common Stock that were issued upon the conversion of the Series K Convertible Preferred Stock (the “Waiver”), within ten (10) calendar days following the date Maven’s Registration Statement(s) on Form S-1, registering for resale shares of Common Stock that were issued in connection with offerings prior to the date of the Registration Rights Agreement (the “Prior Registration Statements”), is declared effective by the Securities and Exchange Commission (the “Commission”) and (ii) in the event Maven does obtain the Waiver, the earliest practicable date on which the Company is permitted by Commission guidance to file the initial registration statement following the filing of the Prior Registration Statements (the “Filing Date”). Maven has also committed to cause the registration statement to become effective by no later than 90 days after the Filing Date (or, in the event of a full review by the staff of the Commission, 120 days following the Filing Date). The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events up to a maximum amount of 6% of the aggregate amount invested by such Purchaser pursuant to the Securities Purchase Agreement.

The foregoing is only a brief description of the respective material terms of the Securities Purchase Agreement and the Registration Rights Agreement and is qualified in their entirety by reference to the form of Securities Purchase Agreement and the form of Registration Rights Agreement that are filed as Exhibits 10.2 and 10.3, respectively, to this Report and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information required by this item is incorporated by reference from Item 1.01 hereof.

The securities sold in the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption under Section 4(a)(2) of the Act and Regulation D promulgated thereunder for transactions of an issuer not involving a public offering, and may not be offered or sold in the United States absent registration under the Act or an exemption from such registration requirements. Each of the Purchasers signatory to the Securities Purchase Agreement represented in the Securities Purchase Agreement that it is an accredited investor within the meaning of Rule 501 of Regulation D, and is acquiring the shares in a private placement for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof. The shares sold in the Private Placement were offered without any general solicitation by Maven or its representatives. Neither this Report, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the shares described herein.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Second Amended and Restated Note Purchase Agreement, dated as of May 19, 2021, by and among TheMaven, Inc., Maven Coalition, Inc., TheStreet, Inc., Maven Media Brands, LLC, the Agent, and the Purchaser

10.2	Form of Securities Purchase Agreement among TheMaven, Inc. and each of the several purchasers signatory thereto

10.3	Form of Registration Rights Agreement among TheMaven, Inc. and each of the several purchasers signatory thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: May 25, 2021	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer